SUCDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

Supplement to the currently effective Prospectuses:

Scudder Money Market Series:

Premium Shares                     Institutional Shares

Prime Reserve Shares               Managed Shares

The Board of the Fund has voted to recommend that shareholders of the Fund approve an Agreement and Plan of Reorganization (the "Plan of Reorganization") providing for the conversion of Scudder Fund, Inc. from a Maryland corporation into a Massachusetts business trust. The key purpose of the reorganization is to enhance efficiency in the administration of the Fund. In the event the reorganization is approved by shareholders, the Fund will continue to have the same name, investment objective, policies and limitations as it had before the conversion. Shareholders of the Fund will be asked to approve the Plan of Reorganization for the Fund at a Special Meeting of Shareholders to be held on or about July 12, 2000.

The Board of the Fund has approved the adoption of a new administrative services agreement (an "Administrative Agreement"). Under its Administrative Agreement, each share class of the Fund will pay a fixed fee rate (the "Administrative Fee") to Scudder Kemper Investments, Inc., the Fund's investment adviser ("Scudder Kemper"). In return, Scudder Kemper has agreed to assume responsibility for payment of substantially all of the administrative expenses that each share class of the Fund normally incurs, such as transfer agency fees, shareholder servicing fees, custodian fees, and fund accounting fees, but not including such expenses as taxes, brokerage, interest, extraordinary expenses and fees and expenses of Board members not affiliated with Scudder Kemper (including fees and expenses of their independent counsel). The Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper. Fund management believes that combining these expenses under a single Administrative Fee should enable investors to determine with greater certainty the expenses that each share class of the Fund may incur. The Administrative Fee is expected to be implemented on or about August 14, 2000, at which time the following information will restate the information for each share class of the Fund found in the Fee Table and Expense Example in the applicable prospectus:

Fee Table                               Premium Shares       Prime Reserve Shares       Institutional Shares    Managed Shares
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (paid directly from    None                 None                       None                    None
your investment)
------------------------------------------------------------------------------------------------------------------------------------
Annual Operating Expenses (deducted from fund assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fee                          0.25%                0.25%                      0.25%                   0.25%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fee                None                 None                       None                    None
------------------------------------------------------------------------------------------------------------------------------------
Administrative Fee                      0.25%                0.40%                      0.10%                   0.25%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses*                         0.00%                0.00%                      0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses         0.50%                0.65%                      0.35%                   0.50%
------------------------------------------------------------------------------------------------------------------------------------
Expense Reimbursement                   0.15%                0.15%                      0.20%                   0.20%
------------------------------------------------------------------------------------------------------------------------------------
Net Annual Operating Expenses**         0.35%                0.50%                      0.15%                   0.30%
------------------------------------------------------------------------------------------------------------------------------------

* Includes such expenses as the cost of taxes, brokerage, interest, extraordinary expenses and fees and expenses of Board members not affiliated with Scudder Kemper (including fees and expenses of their independent counsel). Together these costs totaled less than 0.005% for each class.

** By contract, Scudder Kemper has reduced its management fee for each class by 0.15% through 9/30/2000. Additionally, Scudder Kemper has contractually agreed to reduce its administrative fee for Institutional Shares and Managed Shares by 0.05% through 9/30/2000. From time to time, Scudder Kemper may voluntarily waive an additional portion of its fees.


Expense Example                         Premium Shares       Prime Reserve Shares       Institutional Shares    Managed Shares
------------------------------------------------------------------------------------------------------------------------------------
One Year                                  $36                  $51                        $15                     $31
------------------------------------------------------------------------------------------------------------------------------------
Three Years                              $145                 $193                        $92                    $140
------------------------------------------------------------------------------------------------------------------------------------
Five Years                               $265                 $347                       $176                    $260
------------------------------------------------------------------------------------------------------------------------------------
Ten Years                                $614                 $796                       $423                    $609
------------------------------------------------------------------------------------------------------------------------------------


February 8, 2000